                                                                   EXHIBIT 99.2


                                STERICYCLE, INC.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by Stericycle, Inc. ("Stericycle") of certain assets of the regulated medical waste business (the "Business") of Waste Management, Inc. using the purchase method of accounting, and are based on estimates and assumptions set forth below and in the notes to such statements. The Business represented an insignificant component of Waste Management Inc. ("WMI") consolidated revenues and was not a separate legal entity for which full audited financial statements were prepared. These pro forma condensed consolidated financial statements are based upon the historical financial statements of Stericycle adjusted to give effect to the acquisition on December 20, 1996.

The financial information of Stericycle is based upon its audited consolidated financial statements for the year ended December 31, 1995 and its unaudited consolidated financial statements as of and for the nine-month period ended September 30, 1996. An audited statement of assets to be acquired as of December 31, 1996 and audited statements of revenues and direct operating expenses for the years ended December 31, 1996 and 1995 of the Business are included herein (as Exhibit F-1). The financial information of the Business is based upon the audited statement of revenues and direct operating expenses for the year ended December 31, 1995, described above, the unaudited financial statements of the Business for the nine month period ended September 30, 1996, and its audited statement of assets to be acquired as of December 31, 1996.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 have been prepared on the assumption that the transaction had occurred on January 1, 1995. The unaudited pro forma condensed consolidated balance sheet has been prepared on the assumption that the transaction had occurred as of Stericycle's latest interim balance sheet, September 30, 1996.

The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments will be made on the basis of appraisals and evaluations, and therefore may differ from the pro forma adjustments presented herein. The unaudited pro forma final information does not profess to represent Stericycle's results of operations or financial position had the above transaction, in fact, occurred on these dates, or project the combined Company's financial position or results of operations for any future date or period. The pro forma condensed consolidated financial statements should be read in conjunction with Stericycle's consolidated historical financial statements and notes thereto, contained in Stericycle's Registration Statement on Form S-1 (Registration No. 333-05665) and Stericycle's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996. The Company's future historical financial statements will reflect the acquisition of the Business as of December 20, 1996.

                                Stericycle, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1996
                                   (In 000's)
                                   (Unaudited)

                                                                   WMI           PRO FORMA                PRO FORMA
                                            STERICYCLE,       BUSINESS         ADJUSTMENTS             CONSOLIDATED
                                                   INC.       ACQUIRED
Assets

Cash and cash equivalents                       $24,265                            ($5,450)   (1)           $18,815

Accounts receivable, net                          4,634                                                       4,634

Parts, supplies, prepaid expenses                 1,182                                                       1,182
and other
                                      -------------------------------------------------------------------------------
  Total current assets                           30,081                             (5,450)                  24,631


Property, plant and equipment                    15,044          1,810                                       16,854

Less accumulated depreciation and
amortization
                                                 (4,765)                                                     (4,765)

                                                 10,279          1,810                                       12,089


Goodwill and other assets                         9,455                             10,024    (2)            19,479
                                      -------------------------------------------------------------------------------

  Total assets                                  $49,815         $1,810              $4,574                  $56,199
                                                -------         ------              ------                  -------
                                                -------         ------              ------                  -------

Liabilities and shareholders' equity

Current portion of long term debt and
capital lease obligations                        $1,815                             $2,605    (1)            $4,420

Accounts payable, accrued liabilities
and deferred revenue
                                                  4,361                                391    (2)             4,752
                                      -------------------------------------------------------------------------------

  Total current liabilities                       6,176                              2,996                    9,172


Note payable                                                                         2,605    (1)             2,605

Industrial development revenue bonds              2,137                                                       2,137
and other

Other liabilities                                   543                                783    (2)             1,326
                                      -------------------------------------------------------------------------------

  Total long-term liabilities                     2,680                              3,388                    6,068


Shareholders' equity                             40,959                                                      40,959
                                      -------------------------------------------------------------------------------

  Total liabilities and shareholders'           $49,815                             $6,384                  $56,199
equity                                          -------                             ------                  -------
                                                -------                             ------                  -------

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                Stericycle, Inc.
            Pro Forma Condensed Consolidated Statement Of Operations
                       Nine Months Ended September 30, 1996
               (In 000's, Except Share And Per Share Information)
                                   (Unaudited)

                                                              WMI
                                       STERICYCLE, INC.       BUSINESS      PRO FORMA           PRO FORMA
                                                              ACQUIRED    ADJUSTMENTS        CONSOLIDATED
Revenues                                        $17,930        $12,304                            $30,234


Costs and expenses:

Cost of revenues                                 14,200         10,125                             24,325

Selling, general and administrative
expenses                                          5,118                         1,335   (3)         6,453
                                      ---------------------------------------------------------------------
  Total costs and expenses                       19,318         10,125          1,335              30,778
                                      ---------------------------------------------------------------------

(Loss) income from operations                    (1,388)         2,179         (1,335)               (544)


Other income (expense):

Interest expense                                   (308)                         (137)  (4)          (445)

Interest income                                     116                                               116
                                      ---------------------------------------------------------------------

  Total other expense                              (192)                         (137)               (329)
                                      ---------------------------------------------------------------------

Net loss                                        ($1,580)                      ($1,472)              ($873)
                                                -------                       -------               -----
                                                -------                       -------               -----

Net loss per common share                        ($0.21)                                           ($0.12)
                                                 ------                                            ------
                                                 ------                                            ------


Weighted average number of
common shares outstanding
                                              7,401,916                                         7,401,916
                                              ---------                                         ---------
                                              ---------                                         ---------


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                Stericycle, Inc.
            Pro Forma Condensed Consolidated Statement Of Operations
                          Year Ended December 31, 1995
               (In 000's, Except Share And Per Share Information)
                                   (Unaudited)

                                                              WMI
                                       STERICYCLE, INC.       BUSINESS      PRO FORMA           PRO FORMA
                                                              ACQUIRED    ADJUSTMENTS        CONSOLIDATED
Revenues                                        $21,339        $15,500                            $36,839


Costs and expenses:

Cost of revenues                                 17,478         13,081                             30,559

Selling, general and administrative
expenses                                          8,137                         1,780   (3)         9,917
                                      ---------------------------------------------------------------------
  Total costs and expenses                       25,615         13,081          1,780              40,476
                                      ---------------------------------------------------------------------

(Loss) income from operations                    (4,276)         2,419         (1,780)             (3,637)


Other income (expense):

Interest expense                                   (277)                         (365)  (4)          (642)

Interest income                                       9                                                 9
                                      ---------------------------------------------------------------------

  Total other expense                              (268)                         (365)               (633)
                                      ---------------------------------------------------------------------

Net loss                                        ($4,544)                      ($2,145)            ($4,270)
                                                -------                       -------             -------
                                                -------                       -------             -------

Net loss per common share                        ($0.65)                                           ($0.61)
                                                 ------                                            ------
                                                 ------                                            ------

Weighted average number of
common shares outstanding                     6,974,820                                         6,974,820
                                              ---------                                         ---------
                                              ---------                                         ---------






SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                Stericycle, Inc.

         Notes To Pro Forma Condensed Consolidated Financial Statements
                                    (In 000's)
                                   (Unaudited)

A.   Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

     1. This adjustment reflects the consideration paid for the regulated medical waste business of WMI, including $5,450 in cash and a $5,210 note payable at 7% interest. Not reflected is the effect, if any, resulting from adjustments to the purchase price to be determined if actual revenues achieved by Stericycle are less than or exceed a stated threshold for a specified period of time following closing. In the event that the actual revenues differ from the stated threshold, the purchase price will be increased or decreased. Any adjustment will be made to the goodwill and the note payable.

     2. This adjustment to record goodwill of $10,024 represents the purchase price of $10,660, less the estimated value of the vehicles and containers acquired of $1,810 plus an accrual of $1,174 relating to an unfavorable lease agreement entered into between Stericycle and WMI. The vehicles will be adjusted based on a physical inventory and the appraised value of the vehicles and any reduction in purchase price will reduce the notes payable to WMI. In the event that the parties cannot agree on the values for the vehicles, WMI would have the right to retain any vehicles upon which a price could not be agreed.

B.   Unaudited Pro Forma Condensed Consolidated Statement of Operations
     Adjustments

     3. This adjustment records the incremental recurring costs associated with the consolidation of these operations, such as manager and sales representative salaries and benefits, as well as expenses estimated to be incurred in relation to billing, customer support and information systems support. The adjustment also includes goodwill amortization. The historical statements of revenue and direct expenses for the Business of WMI do not reflect these costs.

     4. This adjustment reflects the incremental interest expense of the $5,210 note payable to WMI at 7% interest. The note is payable in installments of $2,605 and $2,605, respectively, on the first and second anniversaries of the acquisition.


                                     - 16 -